EXHIBIT 99.1
JULY 27, 2022
NEWS FOR IMMEDIATE RELEASE
CONTACT: ERIC J. DOSCH, CFO
985.375.0308

First Guaranty Bancshares, Inc. Announces Second Quarter 2022 Results

Hammond, Louisiana, July 27, 2022 – First Guaranty Bancshares, Inc. ("First Guaranty") (NASDAQ: FGBI), the holding company for First Guaranty Bank, announced its unaudited financial results for the quarter ending June 30, 2022.

In sports, fans get excited by the offense. When a team scores 5 touchdowns or if a player hits 40 points on the court in basketball, there is much excitement and much positive comment. However, the adage in sports, is defense wins championships.

For the last nine consecutive quarters, First Guaranty Bank has created tremendous excitement by its offensive performance. Loan production has consistently exceeded expectations.

Earnings have also consistently exceeded expectations. The quarter ending June 30, 2022, continued the streak of outstanding financial performance. For the quarter, income available to common shareholders totaled $7,542,000 compared to $6,214,000 for the same quarter of 2021, an increase of 21.4%. For the six months ending June 30, 2022, income available to common shareholders totaled $14,545,000 compared to $11,237,000 for the same period of 2021, an increase of 29.4%.

The loan portfolio rose to $2,295,738,000 compared to $2,066,408,000 as of June 30, 2021. As of June 30, 2022, our new Mideast region (Kentucky and West Virginia) had contributed a total of $171,500,000 in new loans closed.

These are the exciting numbers. At the same time these exciting numbers were being put up, First Guaranty Bank was playing some strong defense. In the second quarter of 2022, First Guaranty Bank was able to get several big, longstanding problem loans out of the loan portfolio. First Guaranty Bank was also able to improve the handling and renewal of loans reaching maturity so that past due loans were significantly reduced. As a result of these efforts, as of June 30, 2022, the Texas capital ratio has been reduced to 3.86%, a significant reduction on the 13.54% level as of January 2021.

For the six-month period ending June 30, 2022, interest expense increased only $446,000 an increase of only 4.0% during a time of rapidly rising interest rates.

In addition to the financial accomplishments in the first six months of 2022 we also significantly improved the strength of our Management team with the addition of a highly qualified individual to oversee our various construction and maintenance projects, an extremely well qualified Chief Information Officer, an extremely well qualified Chief Information Security Officer, and a Chief Technology Officer. These changes make us extremely capable of continuing our growth and our success.

Our aim is to increase our shareholder value while continuing to build a fortress balance sheet. We appreciate your support in our endeavors.

If you have any questions, please do not hesitate to contact me. Thank you for your attention.

Sincerely,
Alton B. Lewis
President and CEO
First Guaranty, Bancshares, Inc.

About First Guaranty
First Guaranty Bancshares, Inc. is the holding company for First Guaranty Bank, a Louisiana state-chartered bank. Founded in 1934, First Guaranty Bank offers a wide range of financial services and focuses on building client relationships and providing exceptional customer service. First Guaranty Bank currently operates thirty-six locations throughout Louisiana, Texas, Kentucky and West Virginia. First Guaranty’s common stock trades on the NASDAQ under the symbol FGBI. For more information, visit www.fgb.net.
Certain statements contained herein are "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward looking statements may be identified by reference to a future period or periods, or by the use of forward looking terminology, such as "may," "will," "believe," "expect," "estimate," "anticipate," "continue," or similar terms or variations on those terms, or the negative of those terms. Forward looking statements are subject to numerous risks and uncertainties, as described in our SEC filings, including, but not limited to, those related to the real estate and economic environment, particularly in the market areas in which First Guaranty operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity.
First Guaranty wishes to caution readers not to place undue reliance on any such forward looking statements, which speak only as of the date made. First Guaranty wishes to advise readers that the factors listed above could affect First Guaranty's financial performance and could cause First Guaranty's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. First Guaranty does not undertake and specifically declines any obligation to publicly release the results of any revisions, which may be made to any forward looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS (unaudited)

(in thousands, except share data)	June 30, 2022	December 31, 2021
Assets
Cash and cash equivalents:
Cash and due from banks	$120,164	$261,749
Federal funds sold	234	183
Cash and cash equivalents	120,398	261,932

Investment securities:
Available for sale, at fair value	131,091	210,620
Held to maturity, at cost (estimated fair value of $264,310 and $150,585 respectively)	319,731	153,536
Investment securities	450,822	364,156

Federal Home Loan Bank stock, at cost	1,476	1,359
Loans held for sale	—	—

Loans, net of unearned income	2,295,738	2,159,359
Less: allowance for loan and lease losses	23,583	24,029
Net loans	2,272,155	2,135,330

Premises and equipment, net	58,394	58,637
Goodwill	12,900	12,900
Intangible assets, net	5,313	5,922
Other real estate, net	1,634	2,072
Accrued interest receivable	12,359	12,047
Other assets	23,905	23,765
Total Assets	$2,959,356	$2,878,120

Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing demand	$560,624	$532,578
Interest-bearing demand	1,340,412	1,275,544
Savings	221,708	201,699
Time	537,317	586,671
Total deposits	2,660,061	2,596,492

Short-term borrowings	20,000	—
Repurchase agreements	6,361	6,439
Accrued interest payable	3,138	4,480
Long-term advances from Federal Home Loan Bank	—	3,208
Senior long-term debt	23,549	25,170
Junior subordinated debentures	15,000	14,818
Other liabilities	4,711	3,624
Total Liabilities	2,732,820	2,654,231

Shareholders' Equity
Preferred stock, Series A - $1,000 par value - 100,000 shares authorized
Non-cumulative perpetual; 34,500 issued and outstanding	33,058	33,058
Common stock, $1 par value - 100,600,000 shares outstanding; 10,716,796 shares issued	10,717	10,717
Surplus	130,093	130,093
Retained earnings	67,769	56,654
Accumulated other comprehensive (loss) income	(15,101)	(6,633)
Total Shareholders' Equity	226,536	223,889
Total Liabilities and Shareholders' Equity	$2,959,356	$2,878,120
See Notes to Consolidated Financial Statements

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF INCOME (unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands, except share data)	2022	2021	2022	2021
Interest Income:
Loans (including fees)	$29,999	$25,194	$58,037	$48,944
Deposits with other banks	261	75	363	141
Securities (including FHLB stock)	2,280	1,719	4,619	3,244
Total Interest Income	32,540	26,988	63,019	52,329

Interest Expense:
Demand deposits	2,884	1,644	5,160	3,239
Savings deposits	101	50	162	102
Time deposits	2,540	3,331	5,295	6,851
Borrowings	705	516	1,109	1,088
Total Interest Expense	6,230	5,541	11,726	11,280

Net Interest Income	26,310	21,447	51,293	41,049
Less: Provision for loan losses	757	900	1,389	1,508
Net Interest Income after Provision for Loan Losses	25,553	20,547	49,904	39,541

Noninterest Income:
Service charges, commissions and fees	773	657	1,550	1,378
ATM and debit card fees	904	932	1,727	1,775
Net (losses) gains on securities	—	965	(17)	1,060
Net gains on sale of loans	90	291	89	325
Other	760	753	1,140	1,386
Total Noninterest Income	2,527	3,598	4,489	5,924

Total Business Revenue, Net of Provision for Loan Losses	28,080	24,145	54,393	45,465

Noninterest Expense:
Salaries and employee benefits	9,085	8,012	18,065	15,547
Occupancy and equipment expense	2,252	2,198	4,453	4,519
Other	6,482	5,814	12,052	10,946
Total Noninterest Expense	17,819	16,024	34,570	31,012

Income Before Income Taxes	10,261	8,121	19,823	14,453
Less: Provision for income taxes	2,137	1,687	4,114	2,996
Net Income	8,124	6,434	15,709	11,457
Less: Preferred stock dividends	582	220	1,164	220
Net Income Available to Common Shareholders	$7,542	$6,214	$14,545	$11,237

Per Common Share:[1]
Earnings	$0.70	$0.58	$1.36	$1.05
Cash dividends paid	$0.16	$0.15	$0.32	$0.30

Weighted Average Common Shares Outstanding	10,716,796	10,716,796	10,716,796	10,716,796
See Notes to Consolidated Financial Statements
[1]All share and per share amounts have been restated to reflect the ten percent stock dividend paid December 17, 2021 to shareholders of record as of December 15, 2021.

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED AVERAGE BALANCE SHEETS (unaudited)

	Three Months Ended June 30, 2022			Three Months Ended June 30, 2021
(in thousands except for %)	Average Balance	Interest	Yield/Rate (5)	Average Balance	Interest	Yield/Rate (5)
Assets
Interest-earning assets:
Interest-earning deposits with banks	$135,072	$261	0.77%	$289,661	$75	0.10%
Securities (including FHLB stock)	455,224	2,280	2.01%	270,869	1,719	2.55%
Federal funds sold	162	—	—%	861	—	—%
Loans held for sale	—	—	—%	43	—	—%
Loans, net of unearned income (6)	2,244,110	29,999	5.36%	2,024,368	25,194	4.99%
Total interest-earning assets	2,834,568	$32,540	4.60%	2,585,802	$26,988	4.19%

Noninterest-earning assets:
Cash and due from banks	19,334			13,349
Premises and equipment, net	58,235			60,264
Other assets	28,828			25,290
Total Assets	$2,940,965			$2,684,705

Liabilities and Shareholders' Equity
Interest-bearing liabilities:
Demand deposits	$1,327,954	$2,884	0.87%	$995,325	$1,644	0.66%
Savings deposits	211,281	101	0.19%	189,539	50	0.11%
Time deposits	549,052	2,540	1.86%	699,975	3,331	1.91%
Borrowings	55,536	705	5.10%	105,557	516	1.96%
Total interest-bearing liabilities	2,143,823	$6,230	1.17%	1,990,396	$5,541	1.12%

Noninterest-bearing liabilities:
Demand deposits	563,832			479,340
Other	7,947			10,513
Total Liabilities	2,715,602			2,480,249

Shareholders' equity	225,363			204,456
Total Liabilities and Shareholders' Equity	$2,940,965			$2,684,705
Net interest income		$26,310			$21,447

Net interest rate spread (1)			3.43%			3.07%
Net interest-earning assets (2)	$690,745			$595,406
Net interest margin (3), (4)			3.72%			3.33%

Average interest-earning assets to interest-bearing liabilities			132.22%			129.91%
(1)Net interest rate spread represents the difference between the yield on average interest-earning assets and the cost of average interest-bearing liabilities.
(2)Net interest-earning assets represents total interest-earning assets less total interest-bearing liabilities.
(3)Net interest margin represents net interest income divided by average total interest-earning assets.
(4)The tax adjusted net interest margin was 3.73% and 3.33% for the above periods ended June 30, 2022 and 2021 respectively. A 21% tax rate was used to calculate the effect on securities income from tax exempt securities for the above periods ended June 30, 2022 and 2021 respectively.
(5)Annualized.
(6)Includes loan fees of $2.5 million and $1.3 million for the three months ended June 30, 2022 and 2021 respectively. PPP loan fee income of $0.5 million and $0.2 million was recognized for the three months ended June 30, 2022 and 2021 respectively.

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED AVERAGE BALANCE SHEETS (unaudited)

	Six Months Ended June 30, 2022			Six Months Ended June 30, 2021
(in thousands except for %)	Average Balance	Interest	Yield/Rate (5)	Average Balance	Interest	Yield/Rate (5)
Assets
Interest-earning assets:
Interest-earning deposits with banks	$183,047	$363	0.40%	$282,550	$141	0.10%
Securities (including FHLB stock)	444,879	4,619	2.09%	264,353	3,244	2.47%
Federal funds sold	197	—	—%	656	—	—%
Loans held for sale	—	—	—%	22	—	—%
Loans, net of unearned income (6)	2,199,435	58,037	5.32%	1,968,451	48,944	5.01%
Total interest-earning assets	2,827,558	$63,019	4.49%	2,516,032	$52,329	4.19%

Noninterest-earning assets:
Cash and due from banks	18,910			12,507
Premises and equipment, net	58,314			60,245
Other assets	28,709			25,214
Total Assets	$2,933,491			$2,613,998

Liabilities and Shareholders' Equity
Interest-bearing liabilities:
Demand deposits	$1,325,755	$5,160	0.78%	$959,822	$3,239	0.68%
Savings deposits	207,664	162	0.16%	182,506	102	0.11%
Time deposits	562,550	5,295	1.90%	713,965	6,851	1.94%
Borrowings	51,732	1,109	4.32%	100,933	1,088	2.17%
Total interest-bearing liabilities	2,147,701	$11,726	1.10%	1,957,226	$11,280	1.16%

Noninterest-bearing liabilities:
Demand deposits	554,475			453,966
Other	7,396			10,487
Total Liabilities	2,709,572			2,421,679

Shareholders' equity	223,919			192,319
Total Liabilities and Shareholders' Equity	$2,933,491			$2,613,998
Net interest income		$51,293			$41,049

Net interest rate spread (1)			3.39%			3.03%
Net interest-earning assets (2)	$679,857			$558,806
Net interest margin (3), (4)			3.66%			3.29%

Average interest-earning assets to interest-bearing liabilities			131.66%			128.55%
(1)Net interest rate spread represents the difference between the yield on average interest-earning assets and the cost of average interest-bearing liabilities.
(2)Net interest-earning assets represents total interest-earning assets less total interest-bearing liabilities.
(3)Net interest margin represents net interest income divided by average total interest-earning assets.
(4)The tax adjusted net interest margin was 3.66% and 3.30% for the above periods ended June 30, 2022 and 2021 respectively. A 21% tax rate was used to calculate the effect on securities income from tax exempt securities for the above periods ended June 30, 2022 and 2021 respectively.
(5)Annualized.
(6)Includes loan fees of $4.5 million and $2.6 million for the six months ended June 30, 2022 and 2021 respectively. PPP loan fee income of $1.1 million and $0.4 million was recognized for the six months ended June 30, 2022 and 2021 respectively.

The following table summarizes the components of First Guaranty's loan portfolio as of June 30, 2022, March 31, 2022, December 31, 2021, and September 30, 2021:

	June 30, 2022		March 31, 2022		December 31, 2021		September 30, 2021
(in thousands except for %)	Balance	As % of Category	Balance	As % of Category	Balance	As % of Category	Balance	As % of Category
Real Estate:
Construction & land development	$175,221	7.6%	$200,504	9.0%	$174,334	8.1%	$165,090	7.9%
Farmland	28,152	1.2%	31,840	1.4%	31,810	1.5%	28,008	1.4%
1- 4 Family	310,403	13.5%	293,773	13.1%	288,347	13.3%	287,668	13.8%
Multifamily	105,454	4.6%	69,264	3.1%	65,848	3.0%	102,478	4.9%
Non-farm non-residential	962,442	41.8%	894,105	40.0%	886,407	40.9%	850,614	40.9%
Total Real Estate	1,581,672	68.7%	1,489,486	66.6%	1,446,746	66.8%	1,433,858	68.9%
Non-Real Estate:
Agricultural	37,164	1.6%	28,850	1.3%	26,747	1.2%	36,215	1.7%
Commercial and industrial(1)	397,233	17.3%	412,672	18.4%	398,391	18.4%	343,428	16.5%
Commercial leases	237,560	10.3%	257,323	11.5%	246,022	11.4%	223,584	10.8%
Consumer and other	48,448	2.1%	48,702	2.2%	48,142	2.2%	44,099	2.1%
Total Non-Real Estate	720,405	31.3%	747,547	33.4%	719,302	33.2%	647,326	31.1%
Total loans before unearned income	2,302,077	100.0%	2,237,033	100.0%	2,166,048	100.0%	2,081,184	100.0%
Unearned income	(6,339)		(5,914)		(6,689)		(7,723)
Total loans net of unearned income	$2,295,738		$2,231,119		$2,159,359		$2,073,461
(1) Includes PPP loans fully guaranteed by the SBA of $12.0 million, $20.2 million, $35.4 million, and $43.2 million at June 30, 2022, March 31, 2022, December 31, 2022, and September 30, 2021, respectively.

The table below sets forth the amounts and categories of our nonperforming assets at the dates indicated.

(in thousands)	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
Nonaccrual loans:
Real Estate:
Construction and land development	$—	$257	$530	$623
Farmland	290	291	787	791
1- 4 family	3,148	3,266	2,861	3,034
Multifamily	—	—	—	—
Non-farm non-residential	2,925	8,172	8,733	9,592
Total Real Estate	6,363	11,986	12,911	14,040
Non-Real Estate:
Agricultural	1,791	1,690	2,302	2,416
Commercial and industrial	864	671	699	616
Commercial leases	152	—	—	—
Consumer and other	991	784	803	679
Total Non-Real Estate	3,798	3,145	3,804	3,711
Total nonaccrual loans	10,161	15,131	16,715	17,751

Loans 90 days and greater delinquent & accruing:
Real Estate:
Construction and land development	—	21	246	—
Farmland	—	—	—	—
1- 4 family	210	170	514	1,340
Multifamily	—	162	162	—
Non-farm non-residential	508	478	281	739
Total Real Estate	718	831	1,203	2,079
Non-Real Estate:
Agricultural	—	—	—	—
Commercial and industrial	123	123	23	521
Commercial leases	—	—	—	—
Consumer and other	—	—	19	—
Total Non-Real Estate	123	123	42	521
Total loans 90 days and greater delinquent & accruing	841	954	1,245	2,600

Total non-performing loans	11,002	16,085	17,960	20,351

Real Estate Owned:
Real Estate Loans:
Construction and land development	—	—	—	—
Farmland	—	—	—	—
1- 4 family	218	362	817	1,043
Multifamily	—	—	—	—
Non-farm non-residential	1,416	1,492	1,255	1,488
Total Real Estate	1,634	1,854	2,072	2,531
Non-Real Estate Loans:
Agricultural	—	—	—	—
Commercial and industrial	—	—	—	—
Commercial leases	—	—	—	—
Consumer and other	—	—	—	—
Total Non-Real Estate	—	—	—	—
Total Real Estate Owned	1,634	1,854	2,072	2,531

Total non-performing assets	$12,636	$17,939	$20,032	$22,882

Non-performing assets to total loans	0.55%	0.80%	0.93%	1.10%
Non-performing assets to total assets	0.43%	0.62%	0.70%	0.81%
Non-performing loans to total loans	0.48%	0.72%	0.83%	0.98%
Nonaccrual loans to total loans	0.44%	0.68%	0.77%	0.86%
Allowance for loan and lease losses to nonaccrual loans	232.09%	159.57%	143.76%	142.74%

Non-GAAP Financial Measures

Our accounting and reporting policies conform to accounting principles generally accepted in the United States, or GAAP, and the prevailing practices in the banking industry. However, we also evaluate our performance based on certain additional metrics. Tangible book value per share and the ratio of tangible equity to tangible assets are not financial measures recognized under GAAP and, therefore, are considered non-GAAP financial measures.

Our management, banking regulators, many financial analysts and other investors use these non-GAAP financial measures to compare the capital adequacy of banking organizations with significant amounts of preferred equity and/or goodwill or other intangible assets, which typically stem from the use of the purchase accounting method of accounting for mergers and acquisitions. Tangible equity, tangible assets, tangible book value per share or related measures should not be considered in isolation or as a substitute for total shareholders' equity, total assets, book value per share or any other measure calculated in accordance with GAAP. Moreover, the manner in which we calculate tangible equity, tangible assets, tangible book value per share and any other related measures may differ from that of other companies reporting measures with similar names.

The following table reconciles, as of the dates set forth below, shareholders' equity (on a GAAP basis) to tangible equity and total assets (on a GAAP basis) to tangible assets and calculates our tangible book value per share.

	At June 30,	At December 31,
(in thousands except for share data and %)	2022	2021	2020	2019	2018
Tangible Common Equity
Total shareholders' equity	$226,536	$223,889	$178,591	$166,035	$147,284
Adjustments:
Preferred	33,058	33,058	—	—	—
Goodwill	12,900	12,900	12,900	12,942	3,472
Acquisition intangibles	4,703	5,051	5,815	6,527	2,704
Tangible common equity	$175,875	$172,880	$159,876	$146,566	$141,108
Common shares outstanding[1]	10,716,796	10,716,796	10,716,796	10,716,796	10,657,245
Book value per common share[1]	$18.05	$17.81	$16.66	$15.49	$13.82
Tangible book value per common share[1]	$16.41	$16.13	$14.92	$13.68	$13.24
Tangible Assets
Total Assets	$2,959,356	$2,878,120	$2,473,078	$2,117,216	$1,817,211
Adjustments:
Goodwill	12,900	12,900	12,900	12,942	3,472
Acquisition intangibles	4,703	5,051	5,815	6,527	2,704
Tangible Assets	$2,941,753	$2,860,169	$2,454,363	$2,097,747	$1,811,035
Tangible common equity to tangible assets	5.98%	6.04%	6.51%	6.99%	7.79%
[1]All share amounts have been restated to reflect the ten percent stock dividend paid December 17, 2021 to shareholders of record as of December 15, 2021.